                                                                   EXHIBIT 10.18

THIS  WARRANT  CERTIFICATE  AND THE  SHARES OF COMMON  STOCK  ISSUABLE  UPON THE
EXERCISE OF THIS WARRANT  CERTIFICATE  HAVE NOT BEEN REGISTERED UNDER THE UNITED
STATES  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES  ACT"), OR QUALIFIED
UNDER  ANY STATE  SECURITIES  LAW,  AND MAY NOT BE SOLD,  PLEDGED  OR  OTHERWISE
TRANSFERRED  UNLESS THEY HAVE BEEN  REGISTERED  UNDER SUCH LAWS OR AN  EXEMPTION
FROM REGISTRATION IS AVAILABLE.

                                                                January 30, 2004

                         WARRANT CERTIFICATE TO PURCHASE
                                 cOMMON STOCK OF

                              EMPIRE RESORTS, INC.

            This Warrant  Certificate (the "WARRANT  CERTIFICATE") is to certify that Jefferies & Company,  Inc. or its registered assigns (the  "WARRANTHOLDER")
is entitled at any time after the date hereof but prior to the  Expiration  Date
(as  hereinafter  defined),  to purchase,  at the Exercise Price (as hereinafter defined) 250,000 shares of common stock (as modified  pursuant to SECTION 5, the
"INITIAL  EXERCISE AMOUNT") of Empire Resorts,  Inc. (the "COMPANY"),  par value
$.01 per share  (the  "COMMON  STOCK").  Unless  earlier  exercised  in full and subject to the  conditions  set forth  herein,  this Warrant  Certificate  shall expire at 5:00 P.M.,  New York City time,  on January 30, 2009 (the  "EXPIRATION
DATE").

            1. EXERCISE OF WARRANT.

               1.1 This Warrant  Certificate is exercisable by the Warrantholder at the Exercise Price per share of Common Stock issuable  hereunder,  payable in cash by wire transfer of immediately  available  funds, by certified or official bank check or by surrender of other  Securities of the Company  whose  aggregate principal  amount or stated  liquidation  value,  together  with any accrued but unpaid  interest or principal due thereon,  is equal to the Exercise  Price.  In lieu of payment of the Exercise Price as provided above, the  Warrantholder  may elect a cashless net exercise.  In the case of such  cashless net exercise,  the
Warrantholder  shall  surrender this Warrant  Certificate for  cancellation  and receive in exchange therefor the full number of duly authorized, validly issued, fully  paid and  nonassessable  shares of Common  Stock  specified,  subject  to adjustment  in  accordance  with  SECTION 5, less the number of shares of Common
Stock with an  aggregate  Fair Market  Value as of the business day on which the
Warrantholder  surrenders this Warrant Certificate to the Company (the "EXERCISE
DATE") equal to the aggregate  Exercise  Price.  Upon  surrender of this Warrant
Certificate  with the attached  Subscription  Form duly  completed and executed, together  with any  required  payment  of the  Exercise  Price for the shares of
Common Stock being purchased,  at the Company's principal executive offices, the
Warrantholder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

               1.2 The purchase rights  represented by this Warrant  Certificate are exercisable at the option of the Warrantholder, in whole or in part (but not as to  fractional  shares  of Common  Stock),  at any time and from time to time prior to the Expiration Date during the period in which this Warrant Certificate may be exercised as set forth above.

               1.3 In the case of the  purchase  of less than all the  shares of
Common Stock  purchasable  under this  Warrant  Certificate,  the Company  shall cancel this Warrant  Certificate upon the surrender hereof and shall, as soon as practicable,  execute and deliver to the Warrantholder a new Warrant Certificate to the Warrantholder of like tenor for the balance of the shares of Common Stock purchasable hereunder.

            2. ISSUANCE OF STOCK CERTIFICATES.

               2.1 The issuance of certificates  for shares of Common Stock upon the exercise of this Warrant  Certificate  shall be made as soon as  practicable thereafter or in any event within five (5) days of such exercise  without charge to the Warrantholder, including, without limitation, any tax that may be payable in respect thereof,  and such  certificates  shall (subject to the provisions of this  SECTION 2) be issued in the name of, or in such  names as may be  directed by, the Warrantholder; provided, however, that the Company shall not be required to pay any income tax to which the  Warrantholder  may be subject in  connection with the issuance of this Warrant  Certificate or of shares of Common Stock upon the exercise of this Warrant Certificate;  provided,  further,  that the Company shall not be  required  to pay any tax that may be  payable  in  respect  of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the  Warrantholder  and the Company  shall not be required to issue or  deliver  such  certificates  unless  or until the  person  or  persons requesting  the  issuance  thereof  shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

               2.2 All shares of Common  Stock  issued upon the exercise of this
Warrant Certificate shall be validly issued, fully paid and nonassessable.

               2.3 Each person in whose name any such  certificate for shares of
Common  Stock is issued  shall for all  purposes  be deemed to have  become  the holder of record of such shares on the date on which the Warrant Certificate was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective  of the date of delivery of such  certificate,  except that, if the date of such  surrender and payment is a date when the stock  transfer  books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business  on the next  succeeding  date on which the stock transfer books are open.

            3. RESTRICTIONS ON TRANSFER.

               3.1 INVESTMENT  REPRESENTATION AND TRANSFER  RESTRICTION  LEGEND.
The  Warrantholder,  by acceptance of this Warrant  Certificate,  represents and warrants to the Company that it is acquiring  this Warrant  Certificate  and the shares of Common Stock issued or issuable  upon  exercise  hereof (the  "WARRANT
SHARES") for investment  purposes only and not with a view towards the resale or other distribution thereof. Each certificate representing Warrant Shares, unless

                                      -2-

at the same time of  exercise  such  Warrant  Shares  are  registered  under the
Securities Act, shall bear a legend in  substantially  the following form on the face thereof:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
               BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY
               STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT
               PURSUANT TO AN EFFECTIVE REGISTRATION  STATEMENT, OR AN
               EXEMPTION FROM REGISTRATION, UNDER SAID LAWS.

            Any certificate  issued at any time in exchange or substitution  for any  certificate  bearing  such  legend  (except a new  certificate  issued upon completion  of a  distribution  under  a  registration  statement  covering  the securities  represented  thereby)  shall also bear such  legend  unless,  in the opinion of counsel to the Company,  the  securities  represented  thereby may be transferred  as  contemplated  by such  Warrantholder  without  violation of the registration requirements of the Securities Act.

            4. EXERCISE PRICE AND EXERCISE AMOUNT.

               4.1 INITIAL AND ADJUSTED  EXERCISE  PRICE.  The initial  exercise price of this Warrant  Certificate shall be $7.50 per share of Common Stock (the
"INITIAL EXERCISE PRICE").  The Exercise Price may be adjusted from time to time pursuant to the provisions of SECTION 5 hereof. The term "EXERCISE PRICE" herein shall mean the Initial Exercise Price if no such adjustment shall have been made or the Initial  Exercise Price as adjusted from time to time in accordance  with such Section.

               4.2 EXERCISE  AMOUNT.  The Exercise  Amount may be adjusted  from time to time pursuant to the provisions of SECTION 5 hereof.  The term "EXERCISE
AMOUNT"  herein  shall mean the Initial  Exercise  Amount if no such  adjustment shall have been made or the Initial  Exercise  Amount as  adjusted  from time to time in accordance with such Section.

            5. ADJUSTMENT OF EXERCISE PRICE AND EXERCISE AMOUNT.

               5.1 For  purposes  of this  Warrant  Certificate,  the  following definitions shall apply:

                   (a)  "CONVERTIBLE  SECURITIES"  shall mean any  evidences  of indebtedness,  shares or other  Securities  directly  or  indirectly convertible into or exchangeable for Common Stock.

                   (b) "FAIR  MARKET  VALUE"  shall  mean,  with  respect to any
            Securities,  its  market  price as  determined  in good faith by the
            Company's  Board of  Directors  and with  respect to any property or assets  other  than  cash or  Securities,  the  fair  value  thereof determined in good faith by the Company's Board of Directors.

                   (c)  "OPTION"  shall  mean  rights,  options or  warrants  to subscribe  for,  purchase  or  otherwise  acquire  Common  Stock  or
            Convertible Securities.

                                      -3-

                   (d)  "ORIGINAL  ISSUE DATE" shall mean the date this  Warrant
            Certificate was granted.

                   (e)   "PERSON"   shall  mean  an   individual,   partnership,
            corporation,  limited liability company, business trust, joint stock
            company,   trust,   unincorporated   association,   joint   venture,
            governmental authority or other entity of whatever nature.

                   (f) "SECURITIES" shall mean, with respect to any Person, such
            Person's  "securities"  as defined in Section 2(1) of the Securities
            Act,  or any other  debt or equity  securities,  and  includes  such
            Person's  capital  stock or other  equity  interests or any options, warrants  or  other  securities  or  rights  that  are  directly  or indirectly  convertible  into, or exercisable or  exchangeable  for, such Person's capital stock or other equity interests.

                   (g) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to SECTION 5.2 below, deemed to be issued) by the Company after the Original Issue Date,  other than shares of Common Stock issued or issuable:

                       (i) pursuant to the  acquisition of another  corporation,
               directly or indirectly, by the Company by merger, purchase of all or  substantially  all  of the  assets  or  other  reorganization whereby the Company shall directly or indirectly become the owner of 50% or more of the voting power of such corporation;

                       (ii) in connection with any stock split or stock dividend
               of the Company;

                       (iii) pursuant to any public offering;

                       (iv)  pursuant  to the  1993  Stock  Option  Plan  of the
               Company,  the 1998 Stock  Option  Plan of the  Company  and those stock  options  listed  on  Schedule  3.1(g)  to  the  Securities
               Purchase Agreement,  dated January 26, 2004 among the Company and the purchasers named therein;

               5.2 The  Exercise  Price  specified  in SECTION 4 hereof shall be subject to adjustment from time to time as follows:

                   (a) ISSUE OF SECURITIES  DEEMED ISSUE OF ADDITIONAL SHARES OF
            COMMON  STOCK.  For  purposes of this SECTION 5.2, if the Company at any time or from time to time  after the  Original  Issue Date shall issue any Options or  Convertible  Securities  or shall fix a record date for the  determination  of holders  of any class of  Securities entitled to receive any such Options or Convertible Securities, then the  maximum  number of shares of Common  Stock (as set forth in the
            instrument   relating   thereto  without  regard  to  any  provision
            contained  therein  for a  subsequent  adjustment  of  such  number)
            issuable  upon  the  exercise  of such  Options  or,  in the case of
            Convertible  Securities  and Options  therefor,  the  conversion  or exchange  of such  Convertible  Securities,  shall be  deemed  to be
            Additional  Shares  of  Common  Stock  issued as of the time of such issue or, in case such a record  date shall have been  fixed,  as of

                                      -4-

            the close of business on such record date; provided, that Additional
            Shares of  Common  Stock  shall  not be  deemed to have been  issued unless the consideration  per share (determined  pursuant to SECTION
            5.2(c)  hereof) of such  Additional  Shares of Common Stock would be less than the Fair Market  Value of the Common  Stock on the date of and  immediately  prior to such issue,  or such record date,  as the case may be; and provided,  further,  that in any such case in which
            Additional Shares of Common Stock are deemed to be issued:

                       (i) No further  adjustment in the Exercise Price shall be
               made  upon the  subsequent  issue of  Convertible  Securities  or shares of Common  Stock  upon the  exercise  of such  Options  or conversion or exchange of such Convertible Securities;

                       (ii) If such Options or  Convertible  Securities by their
               terms  provide,  with the passage of time or  otherwise,  for any increase in the consideration payable to the Company, or decrease in the  number  of  shares of  Common  Stock  issuable,  upon the exercise,  conversion  or exchange  thereof,  the Exercise  Price computed upon the original  issue thereof (or upon the occurrence of a  record  date  with  respect  thereto),  and any  subsequent adjustments  based  thereon,  shall,  upon any such  increase  or decrease  becoming  effective,  be  recomputed  to  reflect  such increase or decrease;

                       (iii) No readjustment pursuant to clause (ii) above shall
               have the  effect of  adjusting  the  Exercise  Price to an amount which is less than either (i) the Exercise  Price on the original adjustment  date,  or (ii) the  Exercise  Price  that  would have resulted from any issuance of  Additional  Shares of Common Stock between the original adjustment date and such readjustment date;

                       (iv)   Notwithstanding   clause  (ii)  above,   upon  the
               expiration  or   termination   of  any   unexercised   Option  or
               cancellation of unconverted Convertible Securities,  the Exercise
               Price  shall  be  readjusted  as if such  Option  or  Convertible
               Security had not been issued; and

                       (v) In the event of any  increase in the number of shares
               of  Common  Stock  issuable  upon  the  exercise,  conversion  or exchange of any Option or Convertible  Security,  including,  but not  limited  to, an  increase  resulting  from the  antidilution provisions  thereof  (other  than an increase  resulting  from an adjustment pursuant to this SECTION 5.2), the Exercise Price then in effect shall forthwith be readjusted to such Exercise Price as would have  obtained had the  adjustment  (if any) which was made upon the  issuance of such  Option or  Convertible  Security  not exercised or converted  prior to such increase been made upon the basis  of  such  increased  number  of  shares,  but  no  further adjustment  shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option or Convertible
               Security.

                   (b)  ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF ADDITIONAL
            SHARES OF COMMON  STOCK.  In the event the Company shall at any time after the  Original  Issue  Date issue  Additional  Shares of Common
            Stock  (including  Additional  Shares of Common  Stock  deemed to be

                                      -5-

            issued pursuant to SECTION 5.2(a),  but excluding shares issued as a dividend or  distribution  as  provided in SECTION  5.2(e) or upon a stock split or combination as provided in SECTION  5.2(d)),  without consideration  or for a  consideration  per share less than the Fair
            Market Value on the date of and  immediately  prior to such issue (a
            "DILUTIVE  ISSUANCE"),  then and in such event,  the Exercise  Price then in effect  shall be adjusted to an Exercise  Price  obtained by multiplying the Exercise Price in effect  immediately  prior to such issuance by a fraction  obtained by dividing  (i) an amount equal to the  sum  of  (w)  the  total  number  of  shares  of  Common  Stock outstanding  (including  the  number of shares of Common  Stock into which the  outstanding  Warrants are then  convertible)  immediately
            prior  to  such  issuance   multiplied  by  the  Fair  Market  Value
            immediately  prior  to such  issuance,  plus  (x) the  consideration received by the Company upon such  issuance,  by (ii) the product of
            (y)  the  sum  of  the  total  number  of  shares  of  Common  Stock outstanding  (including  the  number of shares of Common  Stock into which the  outstanding  Warrants are then  convertible)  immediately prior to such  issuance plus the  Additional  Shares of Common Stock issued  and (z) the  Fair  Market  Value  immediately  prior to such issuance.

                   (c)  DETERMINATION  OF  CONSIDERATION.  For  purposes of this
            SECTION 5.2, the consideration received by the Company for the issue of any  Additional  Shares  of Common  Stock  shall be  computed  as follows:

                       (i) CASH AND PROPERTY: Such consideration shall:

                           (x) insofar as it  consists  of cash,  be computed at
                   the aggregate of cash received by the Company

                           (y) insofar as it  consists  of  property  other than
                   cash,  be computed at the fair  market  value  thereof at the time of such issue, as determined in good faith by the Board;
                   and

                           (z) in the event  Additional  Shares of Common  Stock
                   are issued  together with other shares or Securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (x) and (y) above,  as determined in good faith by the Board.

                        (ii)   OPTIONS   AND   CONVERTIBLE    SECURITIES.    The
            consideration  per share  received  by the  Company  for  Additional
            Shares  of Common  Stock  deemed to have  been  issued  pursuant  to
            SECTION  5.2(a),  relating  to Options and  Convertible  Securities, shall be determined by dividing

                           (x) the total amount,  if any, received or receivable
                   by the Company as consideration for the issue of such Options or Convertible Securities,  plus the minimum aggregate amount of additional  consideration (as set forth in the instruments relating thereto,  without regard to any provision  contained therein for a subsequent  adjustment  of such  consideration)
                   payable to the Company  upon the  exercise of such Options or

                                      -6-

                   the conversion or exchange of such Convertible Securities, or in the  case  of  Options  for  Convertible  Securities,  the exercise of such Options for  Convertible  Securities and the conversion or exchange of such Convertible Securities, by (y)
                   the maximum number of shares of Common Stock (as set forth in the  instruments  relating  thereto,  without  regard  to any provision  contained  therein for a subsequent  adjustment of such  number)  issuable  upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the  case  of  Options  for  Convertible  Securities,  the exercise of such Options for  Convertible  Securities and the conversion or exchange of such Convertible Securities.

                   (d)  ADJUSTMENT  FOR STOCK  SPLITS AND  COMBINATIONS.  If the
            Company  shall at any time or from time to time  after the  Original
            Issue Date effect a subdivision of the outstanding Common Stock, the
            Exercise  Price then in effect  immediately  before the  subdivision shall be proportionately increased. If the Company shall at any time or from time to time  after the  Original  Issue  Date  combine  the outstanding  shares of Common  Stock,  the  Exercise  Amount then in effect  immediately  before the combination shall be proportionately
            decreased.   Any  adjustment   under  this  paragraph  shall  become
            effective  at the close of business on the date the  subdivision  or combination becomes effective.

                   (e) ADJUSTMENT FOR CERTAIN  DIVIDENDS AND  DISTRIBUTIONS.  In
            the event the Company at any time,  or from time to time,  after the
            Original  Issue Date shall make or issue,  or fix a record  date for the determination of holders of Common Stock entitled to receive,  a dividend  or other  distribution  payable  in  additional  shares of
            Common  Stock,  then in each such event the  Exercise  Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been  fixed,  as of the close of business  on such  record  date,  to an amount  equal to the  amount determined by  multiplying  the Exercise  Amount then in effect by a fraction:

                        (i) the  numerator of which shall be the total number of
            shares of Common Stock issued and outstanding  immediately  prior to the time of such  issuance  or the close of  business on such record date; and

                        (ii) the  denominator of which shall be the total number
            of shares of Common Stock issued and outstanding  immediately  prior to the time of such issuance or the close of business on such record date plus the number of shares of Common  Stock  issuable in payment of such dividend or distribution.

                   (f) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the
            event  the  Company  at any  time or from  time  to time  after  the
            Original  Issue Date shall make or issue,  or fix a record  date for the determination of holders of Common Stock entitled to receive,  a dividend or other distribution  payable in Securities of the Company or any  Subsidiary or Affiliate  thereof other than shares of Common
            Stock,  then and in each such event  provision shall be made so that the Warrantholder  shall receive upon exercise thereof,  in addition to the number of shares of Common Stock  receivable  thereupon,  the

                                      -7-

            amount and type of  Securities  that it would have  received had its
            Warrant Certificate been exercised for shares of Common Stock on the date of such event and had it thereafter, during the period from the date of such  event  to and  including  the  actual  exercise  date, retained such Securities  receivable by it as aforesaid  during such period giving  application to all adjustments called for during such period.

                   (g)   ADJUSTMENT   FOR    RECLASSIFICATION,    EXCHANGE,   OR
            SUBSTITUTION.  If the Common Stock  issuable  upon  exercise of this
            Warrant  Certificate  shall be changed  into the same or a different number  of  shares of any class or  classes  of  stock,  whether  by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares of stock dividend  provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below),  then and in each such event the  Warrantholder shall have the right thereafter to exercise this Warrant Certificate for the kind and amount of shares of stock and other  Securities and property receivable upon such reorganization,  reclassification,  or other  change,  by holders  of the number of shares of Common  Stock into which this  Warrant  Certificate  was  exercisable  immediately prior  to such  reorganization,  reclassification,  or  change,  all subject to further adjustment as provided herein.

                   (h) ADJUSTMENT FOR MERGER OR REORGANIZATION,  ETC. In case of any  consolidation  or merger of the  Company  with or into  another
            Person or the sale of all or substantially  all of the assets of the
            Company to another Person, this Warrant Certificate shall thereafter be  exercisable  for the kind and amount of shares of stock or other
            Securities  or property to which a holder of the number of shares of
            Common  Stock  of the  Company  deliverable  upon  exercise  of this
            Warrant   Certificate   would   have   been   entitled   upon   such
            consolidation,  merger  or  sale;  and,  in such  case,  appropriate adjustment  (as determined in good faith by the Board) shall be made in the  application of the provisions in this SECTION 5 with respect to the rights and interest  thereafter of the Warrantholder,  to the end that the  provisions  set  forth in this  SECTION  5  (including provisions  with respect to changes in and other  adjustments of the
            Exercise  Amount) shall  thereafter be applicable,  as nearly as may be, in relation to any shares of stock or other property  thereafter deliverable upon exercise of this Warrant Certificate.

                   (i) ADJUSTMENT IN EXERCISE  AMOUNT.  Upon each  adjustment in the Exercise Price pursuant to the provisions of this SECTION 5, the
            Exercise  Amount  then in effect  shall be  adjusted  to an Exercise
            Amount obtained by multiplying the Exercise Amount immediately prior to such  adjustment  by a fraction,  the numerator of which shall be the Exercise  Price  immediately  prior to such  adjustment  and the denominator of which shall be the adjusted Exercise Price.

                   (j) NO IMPAIRMENT.  The Company will not, by amendment of its
            Certificate of Incorporation or through any reorganization, transfer of  assets,  consolidation,  merger,  dissolution,  issue or sale of
            Securities or any other voluntary action, avoid or seek to avoid the observance  or  performance  of any of the terms to be  observed  or performed  hereunder  by the  Company  but will at all times in good faith  assist  in the  carrying  out of all the  provisions  of this
            SECTION 5 and in the taking of all such  action as may be  necessary

                                      -8-

            or  appropriate  in order to  protect  the  exercise  rights  of the
            Warrantholder against impairment.

                   (k) CERTIFICATE AS TO AMENDMENTS. Upon the occurrence of each adjustment or  readjustment  of the Exercise  Price pursuant to this
            SECTION 5, the Company at its expense  shall  promptly  compute such adjustment or  readjustment in accordance with the terms thereof and furnish  to each  Warrantholder  a  certificate  setting  forth such adjustment  or  readjustment  and  showing  in detail the facts upon which such adjustment or  readjustment is based.  The Company shall, upon the written request at any time of any  Warrantholder,  furnish or cause  to be  furnished  to such  holder  a  similar  certificate setting  forth  (i) such  adjustments  and  readjustments,  (ii) the
            Exercise  Price and  Exercise  Amount then in effect,  and (iii) the number of shares of Common  Stock and the  amount,  if any, of other property  which then would be received upon exercise of this Warrant
            Certificate.

                   (l) NOTICE OF RECORD DATE. In the event:

                       (i) that the  Company  declares a dividend  (or any other
            distribution)  on its Common Stock  payable in Common Stock or other
            Securities of the Company;

                       (ii)  that  the  Company   subdivides   or  combines  its
            outstanding shares of Common Stock;

                       (iii) of any  reclassification of the Common Stock of the
            Company (other than a subdivision or combination of its  outstanding shares of Common  Stock or a stock  dividend  or stock  distribution thereon),  or of any  consolidation or merger of the Company into or with another corporation, or of the sale of all or substantially all of the assets of the Company; or

                       (iv)  of  the   inventory   or   voluntary   dissolution,
            liquidation or winding up of the Company;

            then the Company shall cause to be filed at its principal  office or at the office of the transfer  agent of the Common Stock,  and shall cause to be mailed to the  Warrantholder  at their last addresses as shown on the records of the Company or such transfer agent, at least
            15 days prior to the record date  specified  in (A) below or 30 days before the date specified in (B) below, a notice stating

                             (A) the record date of such dividend, distribution,
               subdivision or  combination,  or, if a record is not to be taken, the date as of which the holders of Common  Stock of record to be
               entitled  to  such   dividend,   distribution,   subdivision   or
               combination are to be determined, or

                             (B)  the  date  on  which  such   reclassification,
               consolidation,  merger, sale, dissolution, liquidation or winding up is expected to become  effective,  and the date as of which it is  expected  that  holders  of Common  Stock of record  shall be entitled to exchange  their shares of Common Stock for Securities

                                      -9-

               or  other  property   deliverable  upon  such   reclassification,
               consolidation, merger, sale, dissolution or winding up.

            6. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATE.

               6.1 On surrender for exchange of this Warrant Certificate, or any
Warrant Certificate or Warrant  Certificates issued upon subdivision,  exercise, or transfer in whole or in part of this Warrant Certificate,  properly endorsed, to the  Company,  the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant Certificate or Warrant Certificates of like  tenor,  in the name of such  holder or as such  holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the  face or  faces  of the  Warrant  Certificate  or  Warrant  Certificates  so
surrendered.

               6.2  In  the  event  this  or  any  subsequently  issued  Warrant
Certificate  is lost,  stolen,  mutilated or  destroyed,  the Company may,  upon
receipt  or  a  proper  affidavit  (and  surrender  of  any  mutilated   Warrant
Certificate) and an indemnity agreement or security  reasonably  satisfactory in form and amount to the Company, in each instance protecting the Company, issue a new  Warrant  Certificate  of like  denomination,  tenor and date as the Warrant
Certificate  so lost,  stolen,  mutilated  or  destroyed.  Any such new  Warrant
Certificate shall constitute an original contractual  obligation of the Company, whether or not the  allegedly  lost,  stolen,  mutilated  or  destroyed  Warrant
Certificate shall be at any time enforceable by anyone.

            7. ELIMINATION OF FRACTIONAL INTERESTS.

               7.1 The  Company  shall  not  issue  any  fraction  of a share in connection with the exercise of this Warrant Certificate,  but in any case where the  Warrantholder  would,  except  for the  provisions  of this  SECTION  7, be entitled under the terms of this Warrant  Certificate to receive a fraction of a share upon the exercise of this Warrant Certificate, the Company shall, upon the exercise of the Warrant  Certificate  for the largest number of full shares then called for thereby and receipt of the Exercise Price thereof,  pay a sum in cash equal to the Fair Market Value of such  fraction of a share on the day preceding such  exercise.  The  Warrantholder  expressly  waives its rights to receive any fraction of a share or a Warrant  Certificate  representing  a fractional  share upon exercise thereof.

               7.2 If the taking of any action would cause an  adjustment in the
Exercise  Price so that the  exercise  of this  Warrant  Certificate  while such
Exercise  Price is in effect  would  cause  shares to be issued at a price below their  then par  value,  the  Company  will  take  such  action  as may,  in the reasonable opinion of its counsel, be necessary in order that it may validly and legally  issue  fully  paid and  nonassessable  shares of Common  Stock upon the exercise of this Warrant Certificate.

            8. RESERVATION AND LISTING OF SHARES.

            The Company will cause to be reserved and kept  available out of its authorized  and  unissued  shares of Common  Stock the number of whole shares of
Common  Stock  sufficient  to  permit  the  exercise  in full  of  this  Warrant
Certificate.

                                      -10-

            9. RIGHTS OF WARRANTHOLDER.

               9.1 The  Company may deem and treat the person in whose name this
Warrant Certificate is registered with it as the absolute owner for all purposes whatever  (notwithstanding  any notation of ownership or other  writing  thereon made by anyone other than the Company) and the Company  shall not be affected by any notice to the contrary. The terms "Warrantholder" and "holder of the Warrant
Certificate"  and all other  similar  terms  used  herein  shall  mean only such person(s) in whose name(s) this Warrant  Certificate  if properly  registered on the Company's books. However,  notwithstanding the foregoing,  no person, entity or group may  become a  Warrantholder  other than the  Warrantholder  unless and until (a) the  provisions of SECTION 3.1 hereof have been complied with, (b) the
Company has received an assignment transferring all right, title and interest in and to this Warrant Certificate, and (c) such person, entity or group represents and  warrants  in writing  that it will be the sole legal and  beneficial  owner thereof.

            10. REGISTRATION RIGHTS.

               10.1 The  Warrantholder  has  certain  registration  rights  with respect to the Warrant Shares as set forth in the Registration  Rights Agreement between the Company and the Warrantholder, dated as of January 30, 2004.

            11. NOTICES.

            Any notice or demand  authorized by this Warrant  Certificate  to be given or made by the  Warrantholder  to or on the Company or to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if sent in writing by first-class mail, postage prepaid, addressed as follows:

                  (a) If to the Warrantholder, to the address for such holder as shown on the books of the Company; or

                  (b) If to the Company, to:

                      Empire Resorts, Inc.
                      c/o Monticello Raceway
                      Route 17 B
                      P.O. Box 5013
                      Monticello, New York 12701

or at such other address as the  registered  holder or the Company may hereafter have advised the other.

            12. SUCCESSORS.

            All  the  covenants,  agreements,   representations  and  warranties
contained in this Warrant  Certificate  shall bind the parties  hereto and their
respective  heirs,  executors,  administrators,   distributees,  successors  and
assigns.

                                      -11-

            13. HEADINGS.

            The Section headings in this Warrant  Certificate have been inserted for purposes of convenience only and shall have no substantive effect.

            14. LAW GOVERNING.

            This Warrant  Certificate  is delivered in the State of New York and shall be construed and enforced in accordance with, and governed by, the laws of the State of New York  (without  giving effect to the choice of law principle of such  state),  regardless  of the  jurisdiction  of  creation or domicile of the
Company or its successors or of the holder at any time hereof.

            15. REMEDIES.

            The  Company  stipulates  that the  remedies at law of the holder of this Warrant  Certificate  in the event of any default or threatened  default by the Company in the  performance  of or compliance  with any of the terms of this
Warrant Certificate are not and will not be adequate, and that such terms may be specifically  enforced by a decree for the specific performance of any agreement contained  herein or by an  injunction  against a violation  of any of the terms hereof or otherwise.

                                       12

            IN  WITNESS   WHEREOF,   the  Company  has  executed   this  Warrant
Certificate  by its duly  authorized  officer as of the day and year first above written.

                                     EMPIRE RESORTS, INC.

                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                      -13-

                                SUBSCRIPTION FORM

                      (To Be Executed By The Warrantholder
                  In Order to Exercise The Warrant Certificate)

            The undersigned,  pursuant to the provisions set forth in the within
Warrant Certificate, hereby irrevocably elects to exercise the right to purchase
________ shares of Common Stock of Empire Resorts,  Inc. covered by such Warrant
Certificate,  and  herewith  tenders  _________  having a fair  market  value of
$________  in full  payment of the  Exercise  Price for such  shares  (which may include  foregoing  receipt of ___ shares of Common  Stock as per Section 1.1 of the Warrant Certificate).

                                            By:
                                               ---------------------------------
                                               Signature

                                               ---------------------------------
                                               Name

                                               ---------------------------------
                                               Address

                                               ---------------------------------

            Dated: ________________________